UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2009

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York		10012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

A.                                    Approval of Adoption of Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan

At the annual meeting of stockholders of Take-Two Interactive Software, Inc. (the “Company”) held on April 23, 2009 (the “Approval Date”), the Company’s stockholders approved the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (the “2009 Stock Incentive Plan”).  Under the 2009 Stock Incentive Plan, the Company may grant stock-based incentive compensation awards to eligible employees (including officers), non-employee directors and consultants in the form of stock options, stock appreciation rights, restricted stock and other stock-based awards.  Subject to adjustment in the event of changes in capitalization, the aggregate number of shares of common stock of the Company, par value $0.01 (“Common Stock”) which may be issued or used for reference purposes under the 2009 Stock Incentive Plan or with respect to which awards may be granted thereunder may not exceed 6,408,954 shares, which is the sum of (i) 4,900,000 shares of Common Stock, plus (ii) the 1,392,960 shares of Common Stock that remained available for grant under the Company’s 2002 Stock Option Plan as of the close of business on the Approval Date, plus (iii) the 115,994 shares of Common Stock that remained available for grant under the Company’s Incentive Stock Plan as of the close of business on the Approval Date.

For a more detailed description of the 2009 Stock Incentive Plan, see Proposal 2 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2009 (the “Proxy Statement”) and the Supplement to the Proxy Statement filed with the SEC on April 6, 2009.  The foregoing description of the 2009 Stock Incentive Plan is only a summary and is qualified in its entirety by the full text of the 2009 Stock Incentive Plan, which is included as Annex A to the Company’s Proxy Statement and is incorporated by reference herein as Exhibit 10.1.

B.                                    Amendments to the 2002 Stock Option Plan and the Incentive Stock Plan

The Company’s Board of Directors has approved and adopted amendments (the “Plan Amendments”) to the Company’s 2002 Stock Option Plan and the Company’s Incentive Stock Plan (the “Existing Plans”).  The Plan Amendments became effective on the Approval Date upon the approval of the 2009 Stock Incentive Plan by the Company’s stockholders and provide that:

•                  all shares of Common Stock available for grant under the Existing Plans as of the close of business on the Approval Date will be transferred to the 2009 Stock Option Plan effective as of the close of business on the Approval Date;

•                  no shares of Common Stock will be available for the grant of awards under the Existing Plans following the close of business on the Approval Date; and

•                  shares of Common Stock that are subject to any award under the Existing Plans that are forfeited after the close of business on the Approval Date will not be available for grant under the Existing Plans.

The foregoing description of the Plan Amendments is only a summary and is qualified in its entirety by the full text of the Plan Amendments, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 23, 2009, the Company amended its Restated Certificate of Incorporation to increase the number of authorized shares of its common stock from 100 million to 150 million.  The stockholders of the Company approved the amendment at the annual meeting of stockholders held on April 23, 2009.  The amendment became effective upon filing of the Company’s Amendment of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on April 23, 2009.  The foregoing description of the amendment is qualified in its entirety by the full text of the amendment, which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits:

3.1	Certificate of Amendment of the Restated Certificate of Incorporation, dated April 23, 2009.

10.1

Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 2, 2009).

10.2	Amendment to the 2002 Stock Option Plan of Take-Two Interactive Software, Inc.

10.3	Amendment to the Take-Two Interactive Software, Inc. Incentive Stock Plan.

SIGNATURES

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

By:	/s/ Daniel P. Emerson
Daniel P. Emerson
Vice President, Associate General Counsel and Secretary

Date:  April 23, 2009

EXHIBIT INDEX

Exhibit

3.1	Certificate of Amendment of the Restated Certificate of Incorporation, dated April 23, 2009.

10.1

Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 2, 2009).

10.2	Amendment to the 2002 Stock Option Plan of Take-Two Interactive Software, Inc.

10.3	Amendment to the Take-Two Interactive Software, Inc. Incentive Stock Plan.